UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08231

Spirit of America Investment Fund, Inc.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: (516) 390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

HIGH YIELD TAX FREE BOND FUND

ANNUAL REPORT

December 31, 2009

SPIRIT of AMERICA

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As 2010 begins, we would like to take this opportunity to review 2009. We are very pleased to provide you with a copy of the annual report for The Spirit of America High Yield Tax Free Bond Fund, (“the Fund”).

In 2009, the Fund showed strong and steady growth. We look forward to the continued inflows and further development of the Fund during 2010.

Utilizing our many years of experience in the municipal bond market has allowed us to effectively pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We have been proud to watch the increasing number of investors in the Fund in 2009. We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Doug Revello
President	Portfolio Manager

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

HIGH YIELD TAX FREE BOND FUND | 1

MANAGEMENT DISCUSSION

Introduction

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax. The emphasis of the Fund is in the High Yield section of the municipal market. We are pursuing a balance between yield and risk.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however we have kept our focus on investing in bonds in the “Baa3”/ “BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. As of December 31, 2009, 99.25% of the portfolio was investment grade, with over 50% rated “A” or better.

Overview

High yield municipal bonds are typically issued by government entities to finance economic or industrial development projects, as well as, housing, healthcare and environmental projects. Other high yield municipals are issued to finance such things as airport terminals, charter schools, and projects related to utilities. In addition, a large number of bonds have been issued by local governments in anticipation of revenues owed by the tobacco industry. The interest payments are usually covered by a special tax or revenue from the project, and the bonds are often backed by hard assets or mortgage income associated with the project. High yield municipals may also be issued to finance private projects that benefit the community, such as waste remediation or public utilities. In those cases the debt is usually backed and paid for by a corporation. As with the broader municipal market, high yield municipal bonds provide income that is exempt from federal, and sometimes state, income taxes.

Municipal bonds performed extremely well in 2009. The 30-Year “AAA” Municipal Market Data (MMD) rallied from 5.05 to 4.15 during the year. This was partially attributed to the issuance of taxable Build America Bonds (BABs), created as part of the American Recovery and Reinvestment Act of 2009, by municipalities. Many municipalities issued these taxable BABs instead of traditional tax-exempt bonds. The lack of tax-exempt supply and the increased investor demand fueled the municipal market rally.

One of the Fund’s goals has been to diversify with respect to location and sector. As of December 31, 2009, the Fund consisted of 177 different issues varied across 37 states, 2 territories and the District of Columbia. The holdings ranged throughout 26 sectors of the market, including areas such as, hospitals, higher education, industrial development and transportation. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of our bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where most of our clients reside.

Summary

Spirit of America High Yield Tax Free Bond Fund continues to grow at a steady and healthy pace. The Fund saw inflows over $44 million, while outflows were approximately $6 million for 2009. Since inception in March, 2008, the Fund has seen net inflows of over $70 million. We expect continued growth in assets under management in the future.

2 | SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

December 31, 2009

New York	14.97%	$9,864,644
Puerto Rico	13.61	8,968,683
Ohio	7.62	5,023,703
California	7.50	4,946,506
Texas	6.13	4,037,375
New Jersey	6.01	3,959,894
Michigan	4.09	2,694,066
Wisconsin	4.03	2,658,528
Louisiana	4.00	2,637,000
Florida	3.97	2,619,946
Illinois	2.32	1,531,042
Washington	2.29	1,509,020
North Dakota	2.08	1,367,820
Pennsylvania	2.03	1,336,964
Indiana	1.84	1,209,590
Colorado	1.60	1,052,992
Maryland	1.31	860,501
West Virginia	1.26	830,789
Kentucky	1.23	813,750
Oregon	1.12	740,190
Arizona	1.02	673,889
Alaska	0.96	631,640
New Mexico	0.90	595,304
North Carolina	0.85	563,421
District of Columbia	0.83	547,765
Rhode Island	0.79	521,225
Missouri	0.77	506,640
Georgia	0.76	502,545
Connecticut	0.71	465,958
New Hampshire	0.52	342,598
Iowa	0.48	318,597
South Carolina	0.43	286,218
Mississippi	0.38	247,255
Wyoming	0.32	211,564
Massachusetts	0.30	199,925
Alabama	0.30	195,512
Virgin Islands	0.29	188,615
Maine	0.15	100,431
South Dakota	0.15	100,143
Nevada	0.08	49,465

Total Investments	100.00%	$65,911,713

HIGH YIELD TAX FREE BOND FUND | 3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Aggregate Total Returns

For the Periods Ended December 31, 2009

Shares
1 Year (with sales charge)	24.54%[a]
1 Year (without sales charge)	30.78%
Since Inception (with sales charge)[b]	(0.23%)[a]
Since Inception (without sales charge)[b]	2.45%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.
b	Inception date: February 29, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Capital Municipal Bond Index benchmark is based on a start date of February 29, 2008.

The Barclays Capital Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4 | SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2009 TO DECEMBER 31, 2009

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,125.50	0.90%	$4.82
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

HIGH YIELD TAX FREE BOND FUND | 5

SCHEDULE OF INVESTMENTS  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Municipal Bonds 97.03%
Alabama 0.29%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, (OID), 5.75%, 02/01/19	$100,000	$97,924
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100 (OID), 6.75%, 02/01/29	100,000	97,588

		195,512
Alaska 0.93%
Alaska Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series C, Callable 12/01/18 @ 100, 5.35%, 12/01/39	250,000	252,225
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 06/01/14 @ 100 (OID), 5.00%, 06/01/32	500,000	379,415

		631,640
Arizona 0.99%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100 (OID), 5.00%, 07/01/28	100,000	98,459
Pima County Industrial Development Authority, Refunding Revenue Bonds, Series O, Callable 07/01/16 @ 100, 5.00%, 07/01/26	750,000	575,430

		673,889
California 7.28%
California Health Facilities Financing Authority, Hospital Improvements Revenue Bonds, Series A, Callable 07/01/14 @ 100 (OID), 6.00%, 07/01/34	1,000,000	1,052,850
City of Compton, Water & Utility Improvements Revenue Bonds, Callable 08/01/19 @ 100 (OID), 6.00%, 08/01/39	250,000	255,645
City of Turlock, Hospital Improvements Certificate of Participation, Callable 10/15/14 @ 100 (OID), 5.38%, 10/15/34	250,000	215,028
City of Turlock, Hospital Improvements Certificate of Participation, Series B, Callable 10/15/17 @ 100, 5.50%, 10/15/37	250,000	216,588
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	254,832

6 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
California (cont.)
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/26	$50,000	$48,492
Golden State Tobacco Securitization Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/17 @ 100, 5.75%, 06/01/47	165,000	122,557
Hesperia Public Financing Authority, Miscellaneous Purposes Tax Allocation Bonds, Series A, Callable 09/01/17 @ 100, (OID) (XLCA), 5.00%, 09/01/37	500,000	403,755
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, 6.00%, 04/01/35	500,000	512,770
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100 (OID), 6.00%, 04/01/38	100,000	101,977
State of California, Refunding Bonds, General Obligation Unlimited, Callable 10/01/19 @ 100, 5.00%, 10/01/29	250,000	237,350
State of California, Refunding Notes, General Obligation Unlimited, Callable 06/01/17 @ 100, 5.00%, 06/01/32	500,000	460,950
State of California, Refunding Notes, General Obligation Unlimited, Callable 08/01/18 @ 100 (OID), 5.00%, 08/01/34	500,000	458,950
University of California, University & College Improvements Revenue Bonds, Series A, Callable 05/15/15 @ 101, (BHAC-CR) (MBIA) (OID), 4.50%, 05/15/47	500,000	445,720
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/20	20,000	20,196
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/28	140,000	138,846

		4,946,506
Colorado 1.55%
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102 (OID), 7.25%, 12/01/28	250,000	290,277
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102 (OID), 7.63%, 12/01/40	250,000	281,750

HIGH YIELD TAX FREE BOND FUND | 7

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Colorado (cont.)
Montrose Memorial Hospital, Hospital Improvements Revenue Bonds, Callable 12/01/13 @ 102 (OID), 6.00%, 12/01/33	$500,000	$480,965

		1,052,992
Connecticut 0.69%
Connecticut State Development Authority, Refunding Revenue Bonds, Series A, Callable 05/01/17 @ 100, (LOC Citibank) (OID), 4.75%, 05/01/42	250,000	210,410
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	250,000	255,548

		465,958
District of Columbia 0.81%
District of Columbia, Hospital Improvements Revenue Bonds, Series 2, Callable 07/15/18 @ 101 (FSA), 5.45%, 07/15/35	535,000	547,765
Florida 3.86%
City of Jacksonville, Public Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/34	200,000	192,384
City of Miami, Public Improvements Revenue Bonds, Callable 01/01/18 @ 100, (NATL-RE) (OID), 5.00%, 01/01/37	500,000	488,415
County of Miami-Dade, Hospital Improvements Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 06/01/39	100,000	103,818
County of Miami-Dade, Public Improvements, General Obligation Unlimited, Series B1, Callable 07/01/18 @ 100 (OID), 5.63%, 07/01/38	250,000	262,460
County of Miami-Dade, Recreational Facility Improvements Revenue Bonds, Series C, Callable 10/01/19 @ 100, (Assured Guaranty) (OID), 5.38%, 10/01/28	250,000	262,645
Florida Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 5.00%, 07/01/39	125,000	125,280
Florida State Board of Education, School Improvements Revenue Bonds, Series A, Callable 07/01/18 @101 (OID), 5.25%, 07/01/24	380,000	402,409
Halifax Hospital Medical Center, Refunding Revenue Bonds, Series B2, Callable 06/01/18 @ 100, (AGM) (OID), 5.38%, 06/01/31	250,000	252,765

8 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Florida (cont.)
Hillsborough County Industrial Development Authority, School Improvements Revenue Bonds, Series A, Callable 05/15/17 @ 100, 5.13%, 05/15/37	$250,000	$173,540
Miami-Dade County Educational Facilities Authority, University & College Improvements Revenue Bonds, Series A, Callable 04/01/16 @ 100 (OID), 5.50%, 04/01/38	250,000	253,397
Orange County Health Facilities Authority, Hospital Improvements Revenue Bonds, 5.25%, 10/01/19	100,000	102,833

		2,619,946
Georgia 0.74%
City of Atlanta, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (FSA) (OID), 5.38%, 11/01/39	250,000	255,628
Coffee County Hospital Authority, Refunding Revenue Bonds, Series PJ, Callable 12/01/14 @ 100, 5.00%, 12/01/19	250,000	246,917

		502,545
Illinois 2.25%
City of Markham, Public Improvements, General Obligation Unlimited, Series A, Callable 02/01/18 @ 100, 6.00%, 02/01/25	360,000	347,872
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Callable 02/15/18 @ 100 (OID), 5.50%, 02/15/38	250,000	242,148
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Callable 08/15/19 @ 100 (OID), 7.00%, 08/15/44	250,000	255,760
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/18 @ 100, (Assured Guaranty) (OID), 5.25%, 08/15/47	250,000	241,637
Illinois Finance Authority, Refunding Revenue Bonds, Callable 08/15/18 @ 100 (OID), 5.50%, 08/15/30	500,000	443,625

		1,531,042
Indiana 1.78%
Indiana Finance Authority, Hospital Improvements Revenue Bonds, Callable 11/01/19 @ 100 (OID), 5.25%, 11/01/39	150,000	148,649
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	102,381
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100 (OID), 5.25%, 12/01/38	250,000	254,760

HIGH YIELD TAX FREE BOND FUND | 9

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Indiana (cont.)
Indiana Health & Educational Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 03/01/17 @ 100, 5.50%, 03/01/37	$750,000	$703,800

		1,209,590
Iowa 0.47%
Iowa Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/19 @ 100, (Assured Guaranty) (OID), 5.38%, 08/15/29	300,000	318,597

Kentucky 1.20%
Kentucky Economic Development Finance Authority, Recreational Facility Improvements Revenue Bonds, Series A1, Callable 06/01/18 @ 100, (Assured Guaranty) (OID), 6.00%, 12/01/38	750,000	813,750

Louisiana 3.88%
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/29	250,000	262,152
Parish of St. John Baptist, Industrial Improvements Revenue Bonds, Series A, Callable 06/01/17 @ 100, 5.13%, 06/01/37	2,660,000	2,374,848

		2,637,000
Maine 0.15%
Maine State Housing Authority, Local Single-Family Housing Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	100,431

Maryland 1.27%
Maryland Community Development Administration, State Multi-Family Housing Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	241,875
Maryland Community Development Administration, State Single-Family Housing Revenue Bonds, Series C, Callable 09/01/18 @ 100, 4.55%, 09/01/39	500,000	471,265

10 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Maryland (cont.)
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	$150,000	$147,361

		860,501
Massachusetts 0.29%
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	99,730
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	100,195

		199,925
Michigan 3.97%
Cesar Chavez Academy, Inc., School Improvements Certificate of Participation, Callable 02/01/13 @ 102, 6.50%, 02/01/33	185,000	156,147
Crossroads Charter Academy, Refunding Revenue Bonds, Callable 06/01/17 @ 100 (OID), 5.25%, 06/01/35	250,000	182,760
Michigan Public Educational Facilities Authority, School Improvements Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	500,000	390,895
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.63%, 11/15/29	100,000	97,141
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.75%, 11/15/39	250,000	240,675
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/48	1,165,000	887,963
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100 (OID), 6.88%, 06/01/42	250,000	225,505
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	253,665

HIGH YIELD TAX FREE BOND FUND | 11

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Michigan (cont.)
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	$250,000	$259,315

		2,694,066
Mississippi 0.36%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	247,255

Missouri 0.75%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 5.88%, 10/01/36	250,000	262,780
Missouri Housing Development Commission, State Single-Family Housing Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Ginnie Mae) (Fannie Mae), 4.70%, 03/01/35	250,000	243,860

		506,640
Nevada 0.07%
City of Reno, Hospital Improvements Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	49,465

New Hampshire 0.50%
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	233,145
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 6.25%, 04/01/26	100,000	109,453

		342,598
New Jersey 5.83%
Jersey City Municipal Utilities Authority, Refunding Revenue Bonds, (NATL-RE) (FGIC) (OID), 3.50%, 01/01/15	250,000	242,555
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/10 @ 100, 5.63%, 06/15/19	500,000	500,510
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/12 @ 100 (OID), 5.50%, 06/15/24	290,000	285,171

12 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
New Jersey (cont.)
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 01/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 07/01/29	$500,000	$513,595
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 5.75%, 10/01/31	520,000	553,025
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/27	250,000	252,408
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	185,000	185,257
Newark Housing Authority, Public Improvements Revenue Bonds, Callable 12/01/19 @ 100 (Assured Guaranty) (GO OF CITY), 6.75%, 12/01/38	750,000	840,278
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series 1A, Callable 06/01/17 @ 100 (OID), 5.00%, 06/01/41	850,000	587,095

		3,959,894
New Mexico 0.88%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	375,000	375,409
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/39	225,000	219,895

		595,304
New York 14.52%
Long Island Power Authority, Refunding Revenue Bonds, Series A, Callable 04/01/19 @ 100 (OID), 5.75%, 04/01/39	250,000	271,415
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series A, Callable 11/15/12 @ 100, 5.75%, 11/15/32	250,000	257,535
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series E, Callable 11/15/12 @ 100, (BHAC-CR) (OID), 5.25%, 11/15/31	500,000	518,890
New York City Housing Development Corp, State Single-Family Housing Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	99,994

HIGH YIELD TAX FREE BOND FUND | 13

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
New York (cont.)
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	$250,000	$245,220
New York City Housing Development Corp., State Multi-Family Housing Revenue Bonds, Series A, Callable 09/15/19 @ 100 (Fannie Mae), 4.50%, 09/15/25	200,000	198,942
New York City Housing Development Corp., State Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	97,642
New York City Housing Development Corp., State Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	244,002
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 6.50%, 01/01/46	650,000	730,893
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/31	145,000	140,212
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (NATL-RE), 5.00%, 03/01/36	200,000	187,254
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/46	1,900,000	1,734,852
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	85,421
New York City Transitional Finance Authority, School Improvements Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	263,232
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Callable 02/08/10 @ 101 (AMBAC) (FHA), 5.15%, 08/01/38	250,000	250,438
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/17 @ 100, 5.00%, 05/01/22	650,000	646,412
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	506,140

14 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
New York (cont.)
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100 (OID), 5.50%, 05/01/37	350,000	350,476
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 11/01/16 @ 100, 5.00%, 11/01/34	750,000	711,150
New York State Dormitory Authority, Refunding Revenue Bonds, Callable 08/15/15 @ 100 (FHA), 4.90%, 08/15/31	500,000	492,115
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (OID) (GO OF INSTN), 5.25%, 07/01/33	200,000	204,042
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	765,428
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	249,372
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	199,477
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	148,190
Tobacco Settlement Financing Corp., Housing Revenue Bonds, Series B-1C, Callable 06/01/13 @ 100, 5.50%, 06/01/19	250,000	265,900

		9,864,644
North Carolina 0.83%
Charlotte-Mecklenburg Hospital Authority, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100 (OID), 5.25%, 01/15/34	100,000	102,015
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100 (OID), 4.50%, 01/01/22	250,000	251,100

HIGH YIELD TAX FREE BOND FUND | 15

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
North Carolina (cont.)
North Carolina Turnpike Authority, Highway Improvements Revenue Bonds, Series A, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 01/01/39	$200,000	$210,306

		563,421
North Dakota 2.01%
City of Grand Forks, Hospital Improvements Revenue Bonds, Callable 02/08/10 @ 100 (NATL-RE) (OID), 5.63%, 08/15/27	1,500,000	1,367,820

Ohio 7.40%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	5,050,000	4,152,968
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 5.88%, 06/01/47	800,000	602,432
Ohio Higher Educational Facility Commission, Hospital Improvements Revenue Bonds, Series A, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	268,303

		5,023,703
Oregon 1.09%
Oregon Health & Science University, Cash Flow Management Revenue Bonds, Series A, Callable 07/01/19 @ 100, 5.88%, 07/01/33	500,000	542,950
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	197,240

		740,190
Pennsylvania 1.97%
City of Philadelphia, Public Improvements, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (Assured Guaranty) (OID), 7.13%, 07/15/38	750,000	870,352
Pennsylvania Higher Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 05/01/13 @ 100 (OID), 5.50%, 05/01/34	100,000	99,858
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.38%, 04/01/29	250,000	261,960

16 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Pennsylvania (cont.)
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.50%, 04/01/39	$100,000	$104,794

		1,336,964
Puerto Rico 13.20%
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.25%, 07/01/20	350,000	350,136
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.00%, 07/01/24	500,000	478,620
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100 (CIFG-TCRS), 5.00%, 07/01/29	200,000	192,528
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	241,703
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.38%, 07/01/33	250,000	233,730
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	250,272
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	513,375
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/22	250,000	241,220
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101 (AGM), 5.00%, 07/01/31	200,000	202,190
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series B, Callable 07/01/14 @ 100, 5.88%, 07/01/36	100,000	100,331
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/39	1,500,000	1,506,435

HIGH YIELD TAX FREE BOND FUND | 17

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Puerto Rico (cont.)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/44	$355,000	$362,803
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100, (Assured Guaranty) (OID), 5.13%, 07/01/47	500,000	497,105
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/38	150,000	153,398
Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series RR, Callable 07/01/15 @ 100 (AGM), 5.00%, 07/01/20	500,000	523,905
Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series TT, Callable 07/01/17 @ 100, 5.00%, 07/01/37	250,000	234,065
Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 07/01/12 @ 100, (FSA) (OID), 5.00%, 07/01/32	250,000	250,402
Puerto Rico Public Buildings Authority, Economic Improvements Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	210,000	212,694
Puerto Rico Public Buildings Authority, Public Improvements Revenue Bonds, Series I, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (OID), 5.25%, 07/01/33	645,000	600,579
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	300,000	318,750
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 06/01/14 @ 100 (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	263,770
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.25%, 07/01/26	350,000	366,300
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	255,732
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/14 @ 100 (Commonwealth Guaranteed), 6.00%, 07/01/38	100,000	100,544

18 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 5.63%, 07/01/39	$220,000	$210,998
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/37	295,000	307,098

		8,968,683
Rhode Island 0.77%
Rhode Island Student Loan Authority, Student Loans Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	521,225

South Carolina 0.42%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/14 @ 100 (OID), 5.75%, 08/01/36	250,000	238,865
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/39	50,000	47,353

		286,218
South Dakota 0.15%
South Dakota Housing Development Authority, State Single-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.70%, 05/01/27	100,000	100,143

Texas 5.94%
Garza County Public Facility Corp., Public Improvements Revenue Bonds, Callable 10/01/16 @ 100, 5.75%, 10/01/25	250,000	254,920
North Texas Tollway Authority, Refunding Revenue Bonds, Series A, Callable 01/01/19 @ 100 (OID), 6.25%, 01/01/39	250,000	265,335
North Texas Tollway Authority, Refunding Revenue Bonds, Series B, Callable 01/01/18 @ 100 (OID), 5.75%, 01/01/40	200,000	204,620
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,304,250
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/18 @ 100 (OID), 5.75%, 01/01/33	550,000	563,783
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, (Assured Guaranty) (OID), 4.50%, 09/01/19	100,000	98,533

HIGH YIELD TAX FREE BOND FUND | 19

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Texas (cont.)
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 09/01/30	$500,000	$505,800
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/19 @ 100, (Assured Guaranty) (OID), 5.13%, 09/01/25	100,000	101,018
Texas State Public Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	739,116

		4,037,375
Virgin Islands 0.28%
Virgin Islands Public Finance Authority, Public Improvements Revenue Bonds, Series A-1, Callable 10/01/19 @ 100, 5.00%, 10/01/39	100,000	90,438
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Series B, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	98,177

		188,615
Washington 2.22%
Grays Harbor County Public Utility District No. 1, Electric Light & Power Improvements Revenue Bonds, Callable 01/01/17 @ 100, (NATL-RE) (FGIC), 5.00%, 07/01/24	250,000	258,178
Washington Health Care Facilities Authority, Hospital Improvements Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.63%, 10/01/38	500,000	512,355
Washington Health Care Facilities Authority, Refunding Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	246,682
Washington State Housing Finance Commission, State Single-Family Housing Revenue Bonds, Series 2N, Callable 06/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 4.70%, 06/01/36	500,000	491,805

		1,509,020
West Virginia 1.22%
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	251,315

20 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
West Virginia (cont.)
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	$600,000	$579,474

		830,789
Wisconsin 3.91%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	350,000	344,746
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	88,875
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series A, Callable 08/15/13 @ 100, (OID), 5.13%, 08/15/33	2,060,000	1,784,887
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series B, Callable 08/15/16 @ 100, 5.13%, 08/15/30	500,000	440,020

		2,658,528
Wyoming 0.31%
County of Campbell, Resource Recovery Improvements Revenue Bonds, Series A, Callable 07/15/19 @ 100, 5.75%, 07/15/39	200,000	211,564

Total Investments — 97.03%
(Cost $63,844,506*)		$65,911,713
Cash and Other Assets Net of Liabilities — 2.97%		2,017,266

NET ASSETS — 100.00%		$67,928,979

HIGH YIELD TAX FREE BOND FUND | 21

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal.

AMBAC - Insured by AMBAC Indemnity Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts.

CIFG - Insured by CDC IXIS Financial Guaranty.

FGIC - Insured by Financial Guaranty Insurance Corp.

FHA - Insured by Federal Housing Administration.

FSA - Financial Security Assurance.

GO - General Obligation.

LOC - Letter of Credit.

MBIA - Insured by MBIA.

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount.

TCRS - Transferable Custodial Receipts.

XLCA - Insured by XL Capital Assurance.

*	The aggregate cost for federal income tax purposes is $63,844,506, and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,049,005
Gross unrealized depreciation	(981,798)

Net unrealized appreciation	$2,067,207

22 | SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES  |  DECEMBER 31, 2009

ASSETS
Investments in securities at value (cost $63,844,506) (Note 1)	$65,911,713
Cash	824,264
Receivable for Fund shares sold	504,609
Dividends and interest receivable	1,048,762
Prepaid expenses	17,936

TOTAL ASSETS	68,307,284
LIABILITIES
Payable for Fund shares redeemed	245,341
Payable for investment advisory fees	3,627
Payable for distributions to shareholders	57,534
Payable for distribution fees (Note 3)	8,376
Other accrued expenses	63,427

TOTAL LIABILITIES	378,305

NET ASSETS	$67,928,979

Net assets applicable to 7,292,534 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$67,928,979

Net asset value and redemption price per share ($67,928,979 ÷ 7,292,534 shares)	$9.31

Maximum offering price per share ($9.31 ÷ 0.9525)	$9.77

SOURCE OF NET ASSETS
As of December 31, 2009, net assets consisted of:
Paid-in capital	$66,601,693
Accumulated net realized loss on investments	(739,921)
Net unrealized appreciation on investments	2,067,207

NET ASSETS	$67,928,979

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND | 23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009
INVESTMENT INCOME
Interest	$3,120,376

TOTAL INVESTMENT INCOME	3,120,376
EXPENSES
Investment Advisory fees (Note 3)	262,825
Distribution fees (Note 3)	65,706
Accounting and Administration fees	99,465
Auditing fees	15,500
Chief Compliance Officer salary (Note 3)	4,552
Custodian fees	11,134
Directors’ fees	7,775
Insurance expense	15,654
Legal fees	27,236
Printing expense	41,378
Registration fees	14,350
Transfer Agent fees	47,142
Other expenses	3,745

TOTAL EXPENSES	616,462
Fees waived and reimbursed by Adviser (Note 3)	(222,224)

NET EXPENSES	394,238

NET INVESTMENT INCOME	2,726,138
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(556,635)
Net change in unrealized appreciation of investments	7,893,041

Net realized and unrealized gain on investments	7,336,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,062,544

See accompanying notes to financial statements.

24 | SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Period Ended December 31, 2008*
OPERATIONS
Net investment income	$2,726,138	$792,785
Net realized loss from investment transactions	(556,635)	(183,286)
Net change in unrealized appreciation/depreciation of investments	7,893,041	(5,825,834)

Net increase (decrease) in net assets resulting from operations	10,062,544	(5,216,335)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(2,726,138)	(792,785)

Total distributions to shareholders	(2,726,138)	(792,785)
CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	42,307,972	29,604,234
Shares issued from reinvestment of distributions	1,743,546	540,192
Shares redeemed	(6,433,008)	(1,161,243)

Increase in net assets derived from capital share transactions (a)	37,618,510	28,983,183

Total increase in net assets	44,954,916	22,974,063
NET ASSETS
Beginning of period	22,974,063	—

End of period	$67,928,979	$22,974,063
(a) Transactions in capital stock were:
Shares sold	4,786,414	3,106,513
Shares issued from reinvestment of distributions	197,087	62,838
Shares redeemed	(717,346)	(142,972)

Increase in shares outstanding	4,266,155	3,026,379

*	The Fund commenced operations on February 29, 2008.

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND | 25

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2009	For the Period Ended December 31, 2008*
Net Asset Value, Beginning of Period	$7.59	$10.00
Income from Investment Operations:
Net investment income	0.55 [1]	0.47 [1]
Net realized and unrealized gain (loss) on investments	1.73	(2.41)

Total from investment operations	2.28	(1.94)
Less Distributions:
Distributions from net investment income	(0.56)	(0.47)

Total distributions	(0.56)	(0.47)

Net Asset Value, End of Period	$9.31	$7.59
Total Return[2]	30.78%	(20.05%)

Ratios/Supplemental Data
Net assets, end of period (000)	$67,929	$22,974
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.41%	1.84%[3]
After expense reimbursement or recapture	0.90%	0.30%[3]
Ratio of net investment income to average net assets	6.22%	6.42%[3]
Portfolio turnover	5.87%	6.63%[4]

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
[3]	Calculation is annualized.
[4]	Calculation is not annualized.
*	The Fund commenced operations on February 29, 2008.

See accompanying notes to financial statements.

26 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2009

Note 1 - Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

HIGH YIELD TAX FREE BOND FUND | 27

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The summary of inputs used to value the Fund’s net assets as of December 31, 2009 is as follows:

High Yield Tax Free Bond Fund

Valuation Inputs
Level 1 - Quoted Prices	$—
Level 2 - Other Significant Observable Inputs *	65,911,713
Level 3 - Significant Unobservable Inputs	—

Total Market Value of Investments	$65,911,713

*	Security Types as defined in the Schedule of Investments

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2009, excluding short-term investments, were $38,725,484 and $2,509,022, respectively.

28 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2009 were $262,825.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2010. For the year ended December 31, 2009, the Adviser reimbursed the Fund $222,224.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2009 was $338,365. Of this balance, $116,140 will expire in 2011 and $222,225 will expire in 2012.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2009, fees paid to the Distributor under the Plan were $65,706.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2009, sales charges received by the Distributor were $1,984,599. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2009, the Fund was allocated $4,552 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

HIGH YIELD TAX FREE BOND FUND | 29

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the year ended December 31, 2009 and the period ended December 31, 2008 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2009	$414,275	$2,311,863	$0	$2,726,138
12/31/2008	$89,797	$702,988	$0	$792,785

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2009, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(691,762)
Deferred Post-October Losses	(48,159)
Unrealized appreciation	2,067,207

Total Distributable Earnings	$1,327,286

As of December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $691,762, of which $121,045 and $570,717 are available to reduce future required distributions of net capital gains to shareholders through 2016 and 2017 respectively.

As of December 31, 2009, the Fund had Deferred Post-October Losses of $48,159.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

Note 6 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2009, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $2,311,863 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

HIGH YIELD TAX FREE BOND FUND | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Spirit of America Investment Fund, Inc. and the Shareholders of Spirit of America High Yield Tax Free Bond Fund

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period February 29, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America High Yield Tax Free Bond Fund as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period February 29, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2010

32 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT  |  DECEMBER 31, 2009

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 11, 2009, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (ix) the Form ADV of the Adviser; and (x) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xi) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

HIGH YIELD TAX FREE BOND FUND | 33

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;.

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors were provided with the opportunity to meet with Independent Counsel, in executive session, outside the presence of Company management and participate in a question and answer session with the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an

34 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

HIGH YIELD TAX FREE BOND FUND | 35

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. In considering the renewal of the Investment Advisory Agreement, the Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Director gave the weight to each factor that he deemed appropriate in his own judgment. The Board considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Board also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

36 | SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, Address and (Age) Position(s) with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[2] (73) 477 Jericho Turnpike Syosset, New York 11791 Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer; President, Spirit of America Management Corp., the Company’s investment adviser; and Chief Executive Officer and President of David Lerner Associates, Inc., the Company’s Distributor.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[2] (48) 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000. Previously: Broker with Prudential Securities from February 2000 to July 2000; Broker with Bear Stearns from January 1999 to May 1999.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (56) 477 Jericho Turnpike Syosset, New York 11791 Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (49) 477 Jericho Turnpike Syosset, New York 11791 Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	Each Director serves for an indefinite term, until his successor is elected.
2	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

HIGH YIELD TAX FREE BOND FUND | 37

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2009, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th floor

Philadelphia, PA 19153

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America                    SOAHY-AR09

SPIRIT of AMERICA

REAL ESTATE INCOME AND GROWTH FUND

ANNUAL REPORT

December 31, 2009

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As we enter 2010, we are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our 2009 performance, and our thoughts on the economy, the market, and recent events.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We analyze economic trends, and evaluate industries that could benefit from those trends.

Despite the challenges the economy faces, we see opportunity to accumulate stocks at what we believe are attractive valuations. The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek value in the bricks and mortar of America by investing in real estate investment trusts which own office buildings, shopping malls, hotels, apartments, and other properties. Our goal is to maximize total return to shareholders by benefitting from the income generated by the rental of these properties, while also participating in potential long term appreciation of property values.

We appreciate your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Raymond Mathis
President	Portfolio Manager

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest, natural disasters and other factors. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

REAL ESTATE INCOME AND GROWTH FUND | 1

MANAGEMENT DISCUSSION

Economic Summary

In our mid-2009 report to shareholders, we stated our belief that the economy was nearing a bottom, and would likely begin to recover sometime in the second half of the year. For evidence of this, we pointed to three leading economic indicators, a steep yield curve, rapid money growth, and narrowing credit market spreads.

Although unemployment remains unacceptably high, in the second half of 2009 we saw first time jobless claims begin to fall, consumer confidence recover, and consumer spending begin to rise. Also, manufacturing activity began to grow, and business inventory trends started to improve.

We believe that an economic recovery is taking hold, and are hopeful that it will accelerate as we progress into 2010. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

In 2009, the S&P 500 provided a 26.47% total return. As the credit markets began to thaw, REIT share prices rebounded strongly in 2009. For the full year, the MSCI U.S. REIT Index provided a total return of 28.61%, outperforming the S&P 500 by 214 basis points.

We believe real estate markets were directly affected by the lack of available credit, and the perceived risk that property owners would not be able to meet principal repayments. Unlike private property owners, publicly traded REITs were able to issue bonds to meet debt maturities and raise equity to shore up their financial stability in 2009. REITs have also been able to refinance mortgages, and access lines of credit through FannieMae and FreddieMac.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas. Entering into 2009, the fund was positioned defensively, maintaining a higher than usual cash balance, while owning shares of REITs that were supported by government guarantees or financing arrangements. As the year progressed, and we became more confident that an economic recovery was increasingly likely, the fund deployed its cash balances, becoming more fully invested in REIT shares.

In an effort to remain defensive, the Fund was underweight in Retail REITs, and to a lesser extent Industrial REITs. However, the fund increased its position in Office REITs, and other property types that we saw as trading below the net asset value of the shares. The Fund continues to seek shares of real estate companies that are attractively valued, with stronger than average balance sheets, and little to no near term debt maturities that cannot be met by existing liquidity.

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total return of 34.82% (no load, gross of fees) for the year ending December 31, 2009, (Source: PNC, Inc.). This compares favorably to the 28.61% returned by its benchmark, the MSCI U.S. REIT Index, for the same period, representing 621 basis points of outperformance.

2 | SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

As of December 31, 2009, the Fund’s annualized five year return was -4.71%, and the annualized ten year return was 8.67%, (Source: PNC, Inc.). The MSCI U.S. REIT Index returned 0.42%, and 10.42% for the respective periods. Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% or expense ratio of 1.97% into account.

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Real Estate Income and Growth Fund

December 31, 2009

Office Space (REITs)	17.45%	$27,756,639
Apartments (REITs)	13.94	22,186,778
Diversified (REITs)	13.25	21,076,353
Regional Malls (REITs)	11.38	18,101,890
Health Care (REITs)	10.89	17,321,744
Shopping Centers (REITs)	9.95	15,835,400
Hotels (REITs)	9.19	14,623,902
Industrial (REITs)	5.88	9,355,215
Storage (REITs)	4.63	7,370,434
Net Lease (REITs)	2.35	3,733,340
Mortgage (REITs)	1.09	1,735,000

Total Investments	100.00%	$159,096,695

REAL ESTATE INCOME AND GROWTH FUND | 3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A and Class B with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class B include reinvested distributions, and the impact of the contingent deferred sales charge at redemption. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Year Ended December 31, 2009

	Class A Shares	Class B Shares
1 Year (with sales charge)	25.22%[a]	25.26%[b]
1 Year (without sales charge)	32.20%	31.01%
5 Years (with sales charge)	(7.40%)[a]	(7.36%)[b]
5 Years (without sales charge)	(6.39%)	(7.09%)
10 Years (with sales charge)	6.11%[a]	5.92%[b]
10 Years (without sales charge)	6.68%	5.92%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

b	Reflects a contingent deferred sales charge of 5.75%.

Class A Shares

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

*	The fund commenced operations on January 9, 1998.

Class B Shares

Growth of $10,000

(includes a contingent deferred sales charge at the time of redemption of 5.75%)

**	The fund commenced operations on March 6, 1998.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4 | SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2009 TO DECEMBER 31, 2009

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return
Class A	$1,000.00	$1,484.70	1.97%	$12.34
Class B	$1,000.00	$1,476.70	2.67%	$16.67
Hypothetical 5% Return
Class A	$1,000.00	$1,015.27	1.97%	$10.01
Class B	$1,000.00	$1,011.75	2.67%	$13.54

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

REAL ESTATE INCOME AND GROWTH FUND | 5

SCHEDULE OF INVESTMENTS  |  DECEMBER 31, 2009

	Shares	Market Value
Common Stocks 99.51%
Apartments (REITs) 13.88%
American Campus Communities, Inc.	23,000	$646,300
Apartment Investment & Management Co., Class A	60,498	963,128
Associated Estates Realty Corp.	150,000	1,690,500
AvalonBay Communities, Inc.	40,000	3,284,400
Camden Property Trust	41,000	1,737,170
Colonial Properties Trust	30,000	351,900
Equity Residential	215,000	7,262,700
Essex Property Trust, Inc.	10,000	836,500
Mid-America Apartment Communities, Inc.	18,500	893,180
UDR, Inc.	275,000	4,521,000

		22,186,778
Diversified (REITs) 13.18%
Digital Realty Trust, Inc.	61,000	3,067,080
DuPont Fabros Technology, Inc.	118,448	2,130,880
Lexington Realty Trust	428,903	2,607,730
Liberty Property Trust	85,000	2,720,850
Vornado Realty Trust	126,454	8,844,193
Washington Real Estate Investment Trust	61,910	1,705,620

		21,076,353
Health Care (REITs) 10.83%
HCP, Inc.	190,000	5,802,600
Health Care REIT, Inc.	79,300	3,514,576
Healthcare Realty Trust, Inc.	84,994	1,823,971
National Health Investors, Inc.	50,200	1,856,898
Senior Housing Properties Trust	25,700	562,059
Ventas, Inc.	86,000	3,761,640

		17,321,744
Hotels (REITs) 9.15%
Ashford Hospitality Trust, Inc.*	600,000	2,784,000
DiamondRock Hospitality Co.	90,000	762,300
FelCor Lodging Trust, Inc.*	964,000	3,470,400
Host Hotels & Resorts, Inc.*	457,572	5,339,867
LaSalle Hotel Properties	72,500	1,539,175
Sunstone Hotel Investors, Inc.*	82,000	728,160

		14,623,902
Industrial (REITs) 5.85%
AMB Property Corp.	150,000	3,832,500
First Industrial Realty Trust, Inc.*	61,284	320,515
ProLogis	380,000	5,202,200

		9,355,215

See accompanying notes to financial statements.

6 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Shares	Market Value
Mortgage (REITs) 1.09%
Annaly Capital Management, Inc.	100,000	$1,735,000

Net Lease (REITs) 2.34%
National Retail Properties, Inc.	110,000	2,334,200
Realty Income Corp.	54,000	1,399,140

		3,733,340
Office Space (REITs) 17.36%
Alexandria Real Estate Equities, Inc.	41,000	2,635,890
BioMed Realty Trust, Inc.	90,262	1,424,335
Boston Properties, Inc.	120,000	8,048,400
Brandywine Realty Trust	124,827	1,423,028
Highwoods Properties, Inc.	57,880	1,930,298
Mack-Cali Realty Corp.	177,090	6,122,001
SL Green Realty Corp.	122,864	6,172,687

		27,756,639
Regional Malls (REITs) 11.32%
CBL & Associates Properties, Inc.	106,500	1,029,855
Glimcher Realty Trust	254,002	685,806
Macerich Co. (The)	93,317	3,354,746
Pennsylvania Real Estate Investment Trust	40,000	338,400
Simon Property Group, Inc.	126,211	10,071,653
Taubman Centers, Inc.	73,000	2,621,430

		18,101,890
Shopping Centers (REITs) 9.90%
Acadia Realty Trust	45,000	759,150
Developers Diversified Realty Corp.	113,000	1,046,380
Equity One, Inc.	156,500	2,530,605
Federal Realty Investment Trust	30,000	2,031,600
Kimco Realty Corp.	287,478	3,889,577
Regency Centers Corp.	40,000	1,402,400
Tanger Factory Outlet Centers, Inc.	25,429	991,477
Weingarten Realty Investors	160,900	3,184,211

		15,835,400
Storage (REITs) 4.61%
Public Storage	61,801	5,033,692
Sovran Self Storage, Inc.	65,400	2,336,742

		7,370,434
Total Investments — 99.51%
(Cost $190,985,735**)		159,096,695
Cash and Other Assets Net of Liabilities — 0.49%		777,755

NET ASSETS — 100.00%		$159,874,450

REAL ESTATE INCOME AND GROWTH FUND | 7

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

REITs	-	Real Estate Investment Trusts

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $191,355,449, and net unrealized depreciation consists of:

Gross unrealized appreciation	$20,206,142
Gross unrealized depreciation	(52,464,896)

Net unrealized depreciation	$(32,258,754)

8 | SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES  |  DECEMBER 31, 2009

ASSETS
Investments in securities at value (cost $190,985,735) (Note 1)	$159,096,695
Dividends and interest receivable	659,563
Receivable for investments sold	1,917,119
Receivable for Fund shares sold	201,540
Prepaid expenses	21,933

TOTAL ASSETS	161,896,850
LIABILITIES
Payable for Fund shares redeemed	1,166,971
Bank overdraft	533,906
Payable for investment advisory fees	161,860
Payable for distribution fees	42,153
Other accrued expenses	117,510

TOTAL LIABILITIES	2,022,400

NET ASSETS	$159,874,450
Class A Shares
Net assets applicable to 22,899,978 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$157,212,096

Net asset value and redemption price per Class A Share ($157,212,096 ÷ 22,899,978 shares)	$6.87

Maximum offering price per share ($6.87 ÷ 0.9475)	$7.25

Class B Shares
Net assets applicable to 381,835 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$2,662,354

Net asset value and redemption price per Class B Share ($2,662,354 ÷ 381,835 shares)(a)	$6.97

SOURCE OF NET ASSETS
As of December 31, 2009, net assets consisted of:
Paid-in capital	$215,964,084
Accumulated net realized loss on investments	(24,200,594)
Net unrealized depreciation on investments	(31,889,040)

NET ASSETS	$159,874,450

(a)	Redemption price varies based on length of time held.

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND | 9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009
INVESTMENT INCOME
Dividends	$5,063,953

TOTAL INVESTMENT INCOME	5,063,953
EXPENSES
Investment Advisory fees (Note 3)	1,160,558
Distribution fees - Class A (Note 3)	351,274
Distribution fees - Class B (Note 3)	25,539
Administration and Accounting fees	113,164
Auditing fees	19,500
Chief Compliance Officer salary (Note 3)	12,746
Custodian fees	21,155
Directors’ fees	22,323
Insurance expense	58,567
Legal fees	84,678
Printing expense	88,725
Registration fees	18,294
Transfer Agent fees	411,215
Other expenses	7,373

TOTAL EXPENSES	2,395,111
Fees waived and reimbursed by Adviser (Note 3)	(19,943)

NET EXPENSES	2,375,168

NET INVESTMENT INCOME	2,688,785
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN OPTIONS
Net realized loss from investment transactions and REITs	(7,025,011)
Net realized gain from written options	8,873
Net change in unrealized appreciation/depreciation of investments	45,600,639

Net realized and unrealized gain on investments and written options	38,584,501

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,273,286

See accompanying notes to financial statements.

10 | SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
OPERATIONS
Net investment income	$2,688,785	$6,273,581
Net realized (loss) from investment transactions, REITs and written options	(7,016,138)	(15,290,210)
Net change in unrealized appreciation/depreciation of investments	45,600,639	(97,720,992)

Net increase (decrease) in net assets resulting from operations	41,273,286	(106,737,621)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
Class A	(2,648,170)	(6,111,095)
Class B	(40,615)	(162,486)

Total distributions from net investment income	(2,688,785)	(6,273,581)
Distributions from realized gains:
Class A	—	(1,845,096)
Class B	—	(49,150)

Total distributions from realized gains	—	(1,894,246)
Return of capital:
Class A	(2,043,767)	(1,635,398)
Class B	(33,937)	(43,564)

Total distributions from return of capital to shareholders	(2,077,704)	(1,678,962)
Total distributions to shareholders	(4,766,489)	(9,846,789)
CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold:
Class A	23,974,966	31,547,671
Class B	114,871	388,496
Shares issued from reinvestment of distributions:
Class A	3,869,499	7,863,601
Class B	58,998	193,619
Shares redeemed:
Class A	(17,680,842)	(30,778,953)
Class B	(1,121,327)	(1,715,752)

Increase in net assets derived from capital share transactions (a)	9,216,165	7,498,682

Total increase (decrease) in net assets	45,722,962	(109,085,728)
NET ASSETS
Beginning of period	114,151,488	223,237,216

End of period	$159,874,450	$114,151,488

REAL ESTATE INCOME AND GROWTH FUND | 11

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
(a) Transactions in capital stock were:
Shares sold:
Class A	4,868,801	3,503,493
Class B	25,369	35,341
Shares issued from reinvestment of distributions:
Class A	647,853	1,317,200
Class B	9,984	31,463
Shares redeemed:
Class A	(3,271,531)	(3,223,581)
Class B	(199,676)	(183,405)

Increase in shares outstanding	2,080,800	1,480,511

See accompanying notes to financial statements.

12 | SPIRIT OF AMERICA

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FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A For the Year Ended December 31, 2009	Class A For the Year Ended December 31, 2008	Class A For the Two-Month Period Ended December 31, 2007*	Class A For the Year Ended October 31, 2007	Class A For the Year Ended October 31, 2006	Class A For the Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$5.38	$11.31	$14.42	$16.22	$13.47	$12.90
Income from Investment Operations:
Net investment income	0.12 [1]	0.32 [1]	0.08	0.32	0.23	0.22
Net realized and unrealized gain (loss) on investments	1.58	(5.77)	(2.14)	(0.94)	3.16	1.00

Total from investment operations	1.70	(5.45)	(2.06)	(0.62)	3.39	1.22
Less Distributions:
Distributions from net investment income	(0.12)	(0.31)	(0.08)	(0.32)	(0.23)	(0.22)
Distributions from capital gains	—	(0.09)	(0.95)	(0.86)	(0.41)	(0.35)
Distributions from return of capital	(0.09)	(0.08)	(0.02)	—	—	(0.08)

Total distributions	(0.21)	(0.48)	(1.05)	(1.18)	(0.64)	(0.65)
Net Asset Value, End of Period	$6.87	$5.38	$11.31	$14.42	$16.22	$13.47
Total Return[2]	32.20%	(48.46)%	(14.53)%[3]	(4.09)%	25.86%	9.59%

Ratios/Supplemental Data
Net assets, end of period (000)	$157,212	$111,160	$215,592	$253,674	$237,612	$192,751
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.99%	1.85%	1.75%[4]	1.68%	1.71%	1.71%
After expense reimbursement or recapture	1.97%	1.85%	1.75%[4]	1.68%	1.71%	1.71%
Ratio of net investment income to average net assets	2.25%	3.26%	3.82%[4]	2.04%	1.40%	1.67%
Portfolio turnover	17.74%	80.23%	0.42%[3]	4.20%	3.10%	1.02%

	Class B For the Year Ended December 31, 2009	Class B For the Year Ended December 31, 2008	Class B For the Two-Month Period Ended December 31, 2007*	Class B For the Year Ended October 31, 2007	Class B For the Year Ended October 31, 2006	Class B For the Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$5.48	$11.54	$14.68	$16.49	$13.69	$13.11
Income from Investment Operations:
Net investment income	0.11 [1]	0.25 [1]	0.06	0.21	0.13	0.15
Net realized and unrealized gain (loss) on investments	1.56	(5.84)	(2.17)	(0.95)	3.21	1.01

Total from investment operations	1.67	(5.59)	(2.11)	(0.74)	3.34	1.16
Less Distributions:
Distributions from net investment income	(0.09)	(0.29)	(0.06)	(0.21)	(0.13)	(0.15)
Distributions from capital gains	—	(0.10)	(0.95)	(0.86)	(0.41)	(0.35)
Distributions from return of capital	(0.09)	(0.08)	(0.02)	—	—	(0.08)

Total distributions	(0.18)	(0.47)	(1.03)	(1.07)	(0.54)	(0.58)
Net Asset Value, End of Period	$6.97	$5.48	$11.54	$14.68	$16.49	$13.69
Total Return[5]	31.01%	(48.80)%	(14.64)%[3]	(4.78)%	25.02%	8.83%

Ratios/Supplemental Data
Net assets, end of period (000)	$2,662	$2,991	$7,645	$9,491	$12,248	$11,597
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.70%	2.54%	2.45%[4]	2.38%	2.41%	2.41%
After expense reimbursement or recapture	2.67%	2.54%	2.45%[4]	2.38%	2.41%	2.41%
Ratio of net investment income to average net assets	2.09%	2.46%	3.12%[4]	1.34%	0.70%	0.97%
Portfolio turnover	17.74%	80.23%	0.42%[3]	4.20%	3.10%	1.02%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

[3]	Calculation is not annualized.

[4]	Calculation is annualized.

[5]	Calculation does not reflect CDSC charges.

*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

See accompanying notes to financial statements.

14 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2009

Note 1 - Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The Fund offers two classes of shares (Class A Shares and Class B Shares). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share of each class of the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

REAL ESTATE INCOME AND GROWTH FUND | 15

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The summary of inputs used to value the Fund’s net assets as of December 31, 2009 is as follows:

Real Estate Income and Growth Fund

Valuation Inputs
Level 1 - Quoted Prices *	$159,096,695
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—

Total Market Value of Investments	$159,096,695

*	Industries as defined in the Schedule of Investments

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

16 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). The net realized gain from equity options recognized in income on the Statement of Operations for the year ended December 31, 2009 is $8,873.

Real Estate Income and Growth Fund

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2008	—	$—
Options written	450	58,125
Options repurchased	(150)	(24,897)
Options expired	(150)	(5,088)
Options exercised	(150)	(28,140)

Options outstanding at December 31, 2009	—	$—

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Net Asset Value Per Share: The methodology and procedures for determining NAV are identical for each class of shares, but due to the specific distribution expenses and other costs allocable to each class of shares, the NAV of each class of shares will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are purchased at the net asset value per share.

G. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will bet distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these

REAL ESTATE INCOME AND GROWTH FUND | 17

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2009, excluding short-term investments, were $34,319,414 and $21,091,266, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2009 were $1,160,558.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares and Class B Shares will not exceed 1.97%, and 2.67%, respectively, of the average daily net assets of each class through April 30, 2010. For the year ended December 31, 2009, the advisory fees waived were $19,943.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser at December 31, 2009 was $19,943, expiring in 2012.

The Fund has adopted distribution plans for Class A Shares and Class B Shares pursuant to Rule 12b-1 (each a “Plan”). Each Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% and 1/12 of 1.00% from the average daily net assets of Class A Shares and Class B Shares, respectively, for the Distributor’s services and expenses in distributing shares of each class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2009, fees paid to the Distributor under the Plan were $351,274 for Class A Shares and $25,539 for Class B Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2009, sales charges on Class A Shares paid to the Distributor were $1,176,953. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares. Certain redemptions of the Fund’s Class B Shares made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus. For the year ended December 31, 2009, CDSC fees on Class B Shares paid to the Distributor were $4,973.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board

18 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2009, the Fund was allocated $12,746 of the Chief Compliance Officer’s salary.

Note 4 - Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Note 5 - Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2009
Class A	$2,648,170	$0	$2,648,170	$2,043,767	$4,691,937
Class B	40,615	0	40,615	33,937	74,552

	$2,688,785	$0	$2,688,785	$2,077,704	$4,766,489

12/31/2008
Class A	$6,111,095	$1,845,096	$7,956,191	$1,635,398	$9,591,589
Class B	162,486	49,150	211,636	43,564	255,200

	$6,273,581	$1,894,246	$8,167,827	$1,678,962	$9,846,789

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2009, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(23,390,137)
Deferred Post October Losses	(440,743)
Unrealized depreciation	(32,258,754)

Total Distributable Earnings	$(56,089,634)

The difference between book and tax unrealized depreciation is attributable to wash sales.

REAL ESTATE INCOME AND GROWTH FUND | 19

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

As of December 31, 2009 The Fund had net capital loss carryforwards for federal income tax purposes of $23,390,137 which are available to reduce future required distributions of net capital gains to shareholders through 2017.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior four tax periods), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 - Reclassification:

Permanent differences, incurred during the year ended December 31, 2009, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(2,077,704)
Undistributed Net Investment Income	2,077,704

Note 7 - Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2009, 1.53% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

20 | SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Real Estate Growth and Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2010

REAL ESTATE INCOME AND GROWTH FUND | 21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT  |  DECEMBER 31, 2009

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 11, 2009, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (ix) the Form ADV of the Adviser; and (x) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xi) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’

22 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors were provided with the opportunity to meet with Independent Counsel, in executive session, outside the presence of Company management and participate in a question and answer session with the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an

REAL ESTATE INCOME AND GROWTH FUND | 23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

24 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. In considering the renewal of the Investment Advisory Agreement, the Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Director gave the weight to each factor that he deemed appropriate in his own judgment. The Board considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Board also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

REAL ESTATE INCOME AND GROWTH FUND | 25

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, Address and (Age) Position(s) with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS

David Lerner[2] (73) 477 Jericho Turnpike Syosset, New York 11791 Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer; President, Spirit of America Management Corp., the Company’s investment adviser; and Chief Executive Officer and President of David Lerner Associates, Inc., the Company’s Distributor.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[2] (48) 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000. Previously: Broker with Prudential Securities from February 2000 to July 2000; Broker with Bear Stearns from January 1999 to May 1999.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

Allen Kaufman (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS

David Lerner President (see biography above)

Alan P. Chodosh (56) 477 Jericho Turnpike Syosset, New York 11791 Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (49) 477 Jericho Turnpike Syosset, New York 11791 Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	Each Director serves for an indefinite term, until his successor is elected.
2	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

26 | SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2009, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th floor

Philadelphia, PA 19153

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America                    SOARE-AR09

SPIRIT of AMERICA

LARGE CAP VALUE FUND

ANNUAL REPORT

December 31, 2009

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As we begin the New Year, we would like to take this opportunity to review the last half of 2009 with you, our investors. Please take a moment to read the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund.

We are proud to announce that during 2009, The Spirit of America Large Cap Value Fund maintained a rating of 3 stars by Morningstar. We believe our commitment to our investment philosophy has proven accurate and allows us to be a key player amongst the highest performing mutual funds.

We appreciate your continued support and look forward to your future investment in the Spirit of America Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

*	Morningstar lists the Value Fund’s category as “Large Blend” and ranks 2,250 other funds in this category. The rating change was effective December 31, 2009. A fund’s Morningstar rating is relative to other offerings that operate within the same category and takes into consideration how the fund has balanced risk and return in the past. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

LARGE CAP VALUE FUND | 1

MANAGEMENT DISCUSSION

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 20.66% year-to-date ending December 31, 2009. The Fund’s benchmark, the S&P 500 Index returned 26.47% over the same period. The five year return as of December 31, 2009 was 2.78% and outperformed the S&P 500 Index which returned 0.42%. Since the Fund’s inception in August of 2002, it has returned 6.13%, outperforming its benchmark, the S&P 500 Index, which returned 2.09% for the same period.

Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% or expense ratio of 1.97% into account.

Market Summary

In the second half of 2009, there were some indicators of an economic rebound. Employment data, at the end of 2009 suggested that the market economy is rebounding. Temporary-help, which is typically the first group to be hired in a recovery, added 44,000 jobs in October and 52,000 in November. In addition to positive employment data, earnings data generally beat expectations in the third quarter. According to Thompson Reuters, 80% of S&P 500 companies outperformed analyst’s anticipations. Particularly, gains were seen in health-care, technology and intermediary companies.

We are interested in seeking out those companies that are currently undervalued and provide a chance to own shares at low cost. The market reached its low since October 2007 during the first quarter of 2009 and we recognized this event as an opportunity.

Fund Summary

The Fund remained diversified within the 10 main sectors of the S&P 500 Index.

However, it was defensively positioned by overweighting the staples and healthcare sectors and underweighting financials and technology sectors. The Fund’s cash position was approximately 2.66% at the end of the year.

The greatest performance came from our underweighting the financials sector as we continue to believe there is more risk in that sector. The second largest contributor to the Fund’s return was the underweighting of the energy sector. Compared to the middle of 2008, oil prices have dropped significantly and have remained relatively constant during the first two quarters of 2009. We do not expect prices to spike again to those levels anytime soon since there has been weak demand accompanied by strong supply.

The biggest contributor came from the industrial sector. We have been using our cash judiciously by buying on dips and selling or trimming positions when we believe valuations have run ahead of the fundamentals.

The Fund continues to invest in companies which we believe have strong fundamentals such as low debt levels, strong cash flows, stable earnings and low or reasonable valuations.

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

2 | SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Spirit of America Large Cap Value Fund

December 31, 2009

Information Technology	22.42%	$12,086,013
Financials	13.15	7,089,447
Health Care	13.11	7,067,106
Energy	11.40	6,145,832
Industrials	10.88	5,864,390
Consumer Staples	9.13	4,921,351
Consumer Discretionary	8.83	4,759,527
Materials	4.18	2,249,843
Utilities	3.73	2,008,564
Telecommunication Services	3.17	1,709,947

Total Investments	100.00%	$53,902,020

LARGE CAP VALUE FUND | 3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2009

Shares
1 Year (with sales charge)	12.15%[a]
1 Year (without sales charge)	18.32%
5 Years (with sales charge)	(0.30%)[a]
5 Years (without sales charge)	0.78%
Since Inception (with sales charge)[b]	3.31%[a]
Since Inception (without sales charge)[b]	4.06%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

b	Inception date: August 1, 2002.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations August 1, 2002.

**	The S&P 500 Index benchmark is based on a start date of July 31, 2002.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4 | SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2009 TO DECEMBER 31, 2009

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,189.10	1.97%	$10.87
Hypothetical 5% Return	$1,000.00	$1,015.27	1.97%	$10.01

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

LARGE CAP VALUE FUND | 5

SCHEDULE OF INVESTMENTS  |  DECEMBER 31, 2009

	Shares	Market Value
Common Stocks 97.34%
Consumer Discretionary 8.59%
Amazon.com, Inc.*	4,148	$557,989
American Eagle Outfitters, Inc.	10,000	169,800
Bed Bath & Beyond, Inc.*	2,469	95,378
Best Buy Co., Inc.	5,003	197,418
Cablevision Systems Corp., Class A	5,600	144,592
Expedia, Inc.*	13,900	357,369
Home Depot, Inc. (The)	19,404	561,358
Marriott International, Inc., Class A	2,121	57,797
McDonald’s Corp.	8,980	560,711
NIKE, Inc., Class B	3,700	244,459
RadioShack Corp.	11,000	214,500
Royal Caribbean Cruises, Ltd.*	13,900	351,392
Target Corp.	8,470	409,694
TJX Cos., Inc.	3,100	113,305
Walt Disney Co. (The)	16,500	532,125
Wyndham Worldwide Corp.	4,000	80,680
Yum! Brands, Inc.	3,173	110,960

		4,759,527
Consumer Staples 8.89%
Altria Group, Inc.	25,700	504,491
Avon Products, Inc.	3,700	116,550
Coca-Cola Co. (The)	7,400	421,800
CVS Caremark Corp.	16,500	531,465
Estee Lauder Cos., Inc. (The)	10,000	483,600
Kimberly-Clark Corp.	3,115	198,457
PepsiCo, Inc.	6,000	364,800
Philip Morris International, Inc.	17,349	836,048
Procter & Gamble Co. (The)	15,400	933,702
Wal-Mart Stores, Inc.	9,924	530,438

		4,921,351
Energy 11.10%
Apache Corp.	2,500	257,925
Chevron Corp.	11,500	885,385
ConocoPhillips	17,200	878,404
Exxon Mobil Corp.	15,750	1,073,992
Marathon Oil Corp.	11,010	343,732
Noble Corp.	17,300	704,110
Occidental Petroleum Corp.	6,200	504,370
Pride International, Inc.*	3,800	121,258
Schlumberger, Ltd.	10,575	688,327
Suncor Energy, Inc.	3,900	137,709
Transocean, Ltd.*	6,650	550,620

		6,145,832
Financials 12.80%
American Express Co.	18,500	749,620

See accompanying notes to financial statements.

6 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Shares	Market Value
Financials (cont.)
Bank of America Corp.	55,270	$832,366
Goldman Sachs Group, Inc. (The)	3,265	551,262
Host Hotels & Resorts, Inc. REIT*	60,646	707,739
Invesco, Ltd.	14,500	340,605
JPMorgan Chase & Co.	29,797	1,241,641
Loews Corp.	4,379	159,177
MetLife, Inc.	9,675	342,011
NYSE Euronext	6,280	158,884
PNC Financial Services Group, Inc.	3,449	182,073
Principal Financial Group, Inc.	11,200	269,248
Simon Property Group, Inc. REIT	10,059	802,734
Travelers Cos., Inc. (The)	4,850	241,821
Wells Fargo & Co.	12,386	334,298
XL Capital, Ltd.	9,600	175,968

		7,089,447
Health Care 12.76%
Alcon, Inc.	1,330	218,586
Allergan, Inc.	2,580	162,566
Amgen, Inc.*	8,940	505,736
Centene Corp.*	8,286	175,415
Community Health Systems, Inc.*	11,828	421,077
Express Scripts, Inc.*	2,400	207,480
Gilead Sciences, Inc.*	5,900	255,352
Johnson & Johnson	12,710	818,651
Medco Health Solutions, Inc.*	22,464	1,435,674
Merck & Co., Inc.	18,600	679,644
Mylan, Inc.*	8,615	158,774
Pfizer, Inc.	50,000	909,500
Quest Diagnostics, Inc.	9,375	566,062
WellPoint, Inc.*	9,480	552,589

		7,067,106
Industrials 10.59%
3M Co.	15,350	1,268,984
Boeing Co.	5,830	315,578
Caterpillar, Inc.	14,200	809,258
CSX Corp.	14,250	690,982
Foster Wheeler AG*	13,650	401,856
General Electric Co.	55,281	836,402
Tyco International, Ltd.	18,300	652,944
United Parcel Service, Inc., Class B	8,226	471,926
United Technologies Corp.	6,000	416,460

		5,864,390
Information Technology 21.83%
Apple, Inc.*	5,250	1,107,015
Applied Materials, Inc.	10,926	152,308
Cisco Systems, Inc.*	65,900	1,577,646

LARGE CAP VALUE FUND | 7

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Shares	Market Value
Information Technology (cont.)
Cognizant Technology Solutions Corp., Class A*	3,250	$147,225
EMC Corp.*	86,800	1,516,396
Google, Inc., Class A*	1,350	836,973
Hewlett-Packard Co.	15,000	772,650
Intel Corp.	25,000	510,000
International Business Machines Corp.	8,058	1,054,792
Mentor Graphics Corp.*	23,000	203,090
Microsoft Corp.	40,350	1,230,272
NetApp, Inc.*	18,600	639,654
Oracle Corp.	24,300	596,322
QUALCOMM, Inc.	15,778	729,890
Texas Instruments, Inc.	38,825	1,011,780

		12,086,013
Materials 4.06%
Alcoa, Inc.	11,287	181,946
Dow Chemical Co. (The)	3,650	100,850
Du Pont (E.I.) de Nemours & Co.	20,000	673,400
Freeport-McMoRan Copper & Gold, Inc.	3,800	305,102
Nalco Holding Co.	3,000	76,530
Newmont Mining Corp.	4,000	189,240
Nucor Corp.	8,450	394,192
Packaging Corp. of America	14,280	328,583

		2,249,843
Telecommunication Services 3.09%
AT&T, Inc.	34,350	962,831
CenturyTel, Inc.	2,400	86,904
Verizon Communications, Inc.	17,440	577,787
Windstream Corp.	7,500	82,425

		1,709,947
Utilities 3.63%
American Electric Power Co., Inc.	19,000	661,010
Consolidated Edison, Inc.	9,200	417,956
Duke Energy Corp.	25,420	437,478
Progress Energy, Inc.	12,000	492,120

		2,008,564
Total Investments — 97.34%
(Cost $50,458,098**)		53,902,020
Cash and Other Assets Net of Liabilities — 2.66%		1,475,245

NET ASSETS — 100.00%		$55,377,265

REIT - Real Estate Investment Trust

8 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $50,720,145, and net unrealized appreciation consists of:

Gross unrealized appreciation	$6,856,348
Gross unrealized depreciation	(3,674,473)

Net unrealized appreciation	$3,181,875

LARGE CAP VALUE FUND | 9

STATEMENT OF ASSETS AND LIABILITIES  |  DECEMBER 31, 2009

ASSETS
Investments in securities at value (cost $50,458,098) (Note 1)	$53,902,020
Cash	1,523,052
Dividends and interest receivable	59,347
Receivable for Fund shares sold	161,396
Receivable for investments sold	106,767
Prepaid expenses	10,799

TOTAL ASSETS	55,763,381
LIABILITIES
Payable for investments purchased	146,198
Payable for Fund shares redeemed	120,956
Payable for investment advisory fees	42,066
Payable for distribution fees (Note 3)	13,952
Other accrued expenses	62,944

TOTAL LIABILITIES	386,116

NET ASSETS	$55,377,265

Net assets applicable to 4,793,611 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$55,377,265

Net asset value and redemption price per share ($55,377,265 ÷ 4,793,611 shares)	$11.55

Maximum offering price per share ($11.55 ÷ 0.9475)	$12.19

SOURCE OF NET ASSETS
As of December 31, 2009, net assets consisted of:
Paid-in capital	$57,812,757
Undistributed net investment income	18,299
Accumulated net realized loss on investments and written options	(5,897,713)
Net unrealized appreciation on investments	3,443,922

NET ASSETS	$55,377,265

See accompanying notes to financial statements.

10 | SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $ 1,487)	$1,249,551
Interest	183

TOTAL INVESTMENT INCOME	1,249,734
EXPENSES
Investment Advisory fees (Note 3)	454,424
Distribution fees (Note 3)	140,543
Accounting and Administration fees	74,388
Auditing fees	15,500
Chief Compliance Officer salary (Note 3)	5,126
Custodian fees	15,073
Directors’ fees	9,403
Insurance expense	25,613
Legal fees	30,913
Printing expense	43,278
Registration fees	9,491
Transfer Agent fees	136,983
Other expenses	5,072

TOTAL EXPENSES	965,807
Fees waived by Adviser (Note 3)	(42,905)

NET EXPENSES	922,902

NET INVESTMENT INCOME	326,832
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN OPTIONS
Net realized loss from investment transactions	(1,475,140)
Net realized gain from written options	12,523
Net change in unrealized appreciation/depreciation of investments	9,610,979

Net realized and unrealized gain on investments and written options	8,148,362

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,475,194

See accompanying notes to financial statements.

LARGE CAP VALUE FUND | 11

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
OPERATIONS
Net investment income	$326,832	$316,096
Net realized (loss) from investment transactions and written options	(1,462,617)	(4,479,256)
Net change in unrealized appreciation/depreciation of investments	9,610,979	(16,166,127)

Net increase (decrease) in net assets resulting from operations	8,475,194	(20,329,287)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(310,927)	(300,073)
Distributions from realized gains	—	(5,577)

Total distributions to shareholders	(310,927)	(305,650)
CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	9,303,230	9,619,661
Shares issued from reinvestment of distributions	296,580	291,782
Shares redeemed	(6,803,244)	(10,971,679)

Increase (decrease) in net assets derived from capital share transactions (a)	2,796,566	(1,060,236)

Total increase (decrease) in net assets	10,960,833	(21,695,173)
NET ASSETS
Beginning of period	44,416,432	66,111,605

End of period	$55,377,265	$44,416,432
Undistributed net investment income	$18,299	$46,554
(a) Transactions in capital stock were:
Shares sold	922,952	770,303
Shares issued from reinvestment of distributions	30,644	25,678
Shares redeemed	(678,164)	(904,480)

Increase (decrease) in shares outstanding	275,432	(108,499)

See accompanying notes to financial statements.

12 | SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Two-Month Period Ended 12/31/07*	For the Year Ended 10/31/07	For the Year Ended 10/31/06	For the Year Ended 10/31/05
Net Asset Value, Beginning of Period	$9.83	$14.29	$15.52	$14.23	$12.69	$11.74
Income from Investment
Operations:
Net investment income	0.07 [1]	0.07 [1]	0.01	0.03	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.72	(4.46)	(0.35)	1.84	1.67	0.98

Total from investment operations	1.79	(4.39)	(0.34)	1.87	1.71	1.07
Less Distributions:
Distributions from net investment income	(0.07)	(0.07)	(0.01)	(0.03)	(0.04)	(0.09)
Distributions from capital gains	(0.00)	(0.00)[2]	(0.88)	(0.55)	(0.13)	(0.03)

Total distributions	(0.07)	(0.07)	(0.89)	(0.58)	(0.17)	(0.12)
Net Asset Value,
End of Period	$11.55	$9.83	$14.29	$15.52	$14.23	$12.69
Total Return[3]	18.32%	(30.81%)	(2.30%)[4]	13.56%	13.52%	9.07%

Ratios/Supplemental Data
Net assets, end of period (000)	$55,377	$44,416	$66,112	$66,487	$46,189	$40,347
Ratio of expenses to average net assets:
Before expense waiver, reimbursement or recapture	2.06%	2.03%	1.95%[5]	1.93%	2.07%	1.96%
After expense waiver, reimbursement or recapture	1.97%	1.97%	1.97%[5]	1.97%	1.97%	1.97%
Ratio of net investment income to average net assets	0.70%	0.56%	0.21%[5]	0.23%	0.26%	0.70%
Portfolio turnover	50.57%	44.76%	—	22.14%	14.37%	15.37%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Amount represents less than $0.01 per share.

[3]	Calculation does not reflect sales load.

[4]	Calculation is not annualized.

[5]	Calculation is annualized.

*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

See accompanying notes to financial statements.

LARGE CAP VALUE FUND | 13

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2009

Note 1 - Significant Accounting Policies

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15,1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The summary of inputs used to value the Fund’s net assets as of December 31, 2009 is as follows:

Large Cap Value Fund

Valuation Inputs
Level 1 - Quoted Prices *	$53,902,020
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—

Total Market Value of Investments	$53,902,020

*	Industries as defined in the Schedule of Investments

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

LARGE CAP VALUE FUND | 15

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). The net realized gain from equity options recognized in income on the Statement of Operations for the year ended December 31, 2009 is $12,523.

Large Cap Value Fund

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2008	—	$—
Options written	255	15,553
Options repurchased	(100)	(8,280)
Options expired	(135)	(4,843)
Options exercised	(20)	(2,430)

Options outstanding at December 31, 2009	—	$—

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

16 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2009, excluding short-term investments, were $27,403,278 and $22,725,759, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2009 were $454,424.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund through April 30, 2010. For the year ended December 31, 2009, the Adviser waived advisory fees of $42,905.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2009 was $78,249. Of this balance, $35,344 will expire in 2011 and $42,905 will expire in 2012.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2009, fees paid to the Distributor under the Plan were $140,543.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2009, sales charges received by the Distributor were $478,019. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2009, the Fund was allocated $5,126 of the Chief Compliance Officer’s salary.

LARGE CAP VALUE FUND | 17

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

Note 4 - Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
12/31/2009	$310,927	$0	$310,927
12/31/2008	$300,081	$5,569	$305,650

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2009, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Accumulated net Investment income	$18,299
Capital Loss Carryforward	(5,635,666)
Deferred Post-October Losses	—
Unrealized appreciation	3,181,875

Total Distributable Earnings	$(2,435,492)

As of December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $5,635,666, which $2,591,937 and $3,043,729 are available to reduce future required distributions of net capital gains to shareholders through 2016 and 2017, respectively.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior four tax periods), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 - Reclassification:

Permanent differences, incurred during the year ended December 31, 2009, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$0
Undistributed Net Investment Income	(44,160)
Accumulated Net Realized (Loss)	44,160

Note 6 - Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

18 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2009, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2009, 100% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

LARGE CAP VALUE FUND | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Spirit of America Investment Fund, Inc. and the Shareholders of Spirit of America Large Cap Value Fund

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Large Cap Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2010

20 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT  |  DECEMBER 31, 2009

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 11, 2009, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (ix) the Form ADV of the Adviser; and (x) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xi) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

LARGE CAP VALUE FUND | 21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors were provided with the opportunity to meet with Independent Counsel, in executive session, outside the presence of Company management and participate in a question and answer session with the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an

22 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

LARGE CAP VALUE FUND | 23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. In considering the renewal of the Investment Advisory Agreement, the Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Director gave the weight to each factor that he deemed appropriate in his own judgment. The Board considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Board also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

24 | SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, Address and (Age) Position(s) with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[2] (73) 477 Jericho Turnpike Syosset, New York 11791 Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer; President, Spirit of America Management Corp., the Company’s investment adviser; and Chief Executive Officer and President of David Lerner Associates, Inc., the Company’s Distributor.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[2] (48) 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000. Previously: Broker with Prudential Securities from February 2000 to July 2000; Broker with Bear Stearns from January 1999 to May 1999.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

Allen Kaufman (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS

David Lerner President (see biography above)

Alan P. Chodosh (56) 477 Jericho Turnpike Syosset, New York 11791 Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (49) 477 Jericho Turnpike Syosset, New York 11791 Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	Each Director serves for an indefinite term, until his successor is elected.

2	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

LARGE CAP VALUE FUND | 25

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2009, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th floor

Philadelphia, PA 19153

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America                    SOALC-AR09

SPIRIT of AMERICA

INCOME FUND

ANNUAL REPORT

December 31, 2009

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 1st annual report for The Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

We are excited, as we hope you are, to be a part of a new fund, which we anticipate will continue to grow and is designed to deliver attractive returns to our investors. 2009 has shown strong and steady growth for the Fund and we look forward to continued inflows and further development in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We have been proud to watch the increasing number of investors in the Fund throughout the year. We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

INCOME FUND | 1

MANAGEMENT DISCUSSION

Introduction

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the latest addition to the Spirit of America Family of Funds. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on the high yield segment of the taxable bond market including a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, and collateralized mortgage obligations. We are pursuing a balance between yield and risk.

Game Plan

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. For the Spirit of America Income Fund, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. At the beginning of the year we felt the environment was favorable to start an income fund; our results have validated that belief.

There has been an increase in the issuance of taxable municipal bonds due to the Federal government’s new Build America Bond Program. At the end of 2009, the Fund had approximately 76% of it’s assets in taxable municipal bonds. Taxable municipal bonds typically offer yields which are substantially higher than their tax-advantaged counterparts.

Summary

The Fund continues to grow at a steady and healthy pace. The Fund has over 2,300 investor accounts with inflows of over $40,000,000 since its inception one year ago.

Our expectations are for continued growth in assets under management. We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

2 | SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

December 31, 2009

Municipal Bonds	78.66%	$30,587,934
Preferred Stocks	12.59	4,895,746
Corporate Bonds	6.33	2,461,464
Collateralized Mortgage Obligations	2.42	940,023

Total Investments	100.00%	$38,885,167

INCOME FUND | 3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Aggregate Total Returns

For the Periods Ended December 31, 2009

Shares
1 Year (with sales charge)	11.53%[a]
1 Year (without sales charge)	17.10%
Since Inception (with sales charge)[b]	11.53%[a]
Since Inception (without sales charge)[b]	17.10%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.
b	Inception date: December 31, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations December 31, 2008.
**	The Barclays Capital U.S. Aggregate Index benchmark is based on a start date of December 31, 2008.

The Barclays Capital U.S. Aggregate Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4 | SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2009 TO DECEMBER 31, 2009

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,094.80	1.10%	$5.81
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

INCOME FUND | 5

SCHEDULE OF INVESTMENTS  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Collateralized Mortgage Obligations 2.34%
Banc of America Mortgage Securities, Inc., 5.50%, 08/25/33	$200,000	$146,181
Citicorp Mortgage Securities, Inc., 5.00%, 02/25/35	329,000	263,709
Citicorp Mortgage Securities, Inc., 6.00%, 04/25/36	100,000	65,657
Countrywide Home Loan Mortgage Pass Through Trust, A27, 5.50%, 10/25/35	111,000	49,543
Countrywide Home Loan Mortgage Pass Through Trust, A7, 5.50%, 10/25/35	120,000	73,237
Mastr Asset Securitization Trust, 5.50%, 10/25/33	159,000	159,687
Wamu Mortgage Pass Through Certificates, A11, 5.50%, 11/25/33	111,000	98,464
Wamu Mortgage Pass Through Certificates, A2, 5.50%, 11/25/33	94,000	83,545

Total Collateralized Mortgage Obligations (Cost $ 822,855)		940,023
Municipal Bonds 76.01%
California 5.33%
City of Stockton, Refunding Revenue Bonds, Series B, Callable 09/01/17 @ 100 (AGM), 5.80%, 09/01/37	80,000	66,884
City of Tulare, Sewer Improvements Revenue Bonds, Callable 11/15/19 @ 100 (FSA) (OID), 8.75%, 11/15/44	1,000,000	961,040
County of San Bernardino, Refunding Revenue Bonds (AGM), 6.02%, 08/01/23	200,000	194,142
Oakland Redevelopment Agency, Economic Improvements Tax Allocation Bonds, Series T, (OID), 8.50%, 09/01/20	500,000	484,900
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	200,000	200,748
State of California, Public Improvements, General Obligation Unlimited, 7.30%, 10/01/39	250,000	235,715

		2,143,429
Colorado 1.23%
Arapahoe County Water & Wastewater Public Improvement District, Sewer Improvements, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.48%, 12/01/39	500,000	493,455

Connecticut 3.64%
City of Bridgeport, School Improvements, General Obligation Unlimited, Callable 08/15/20 @ 100 (AGM), 6.57%, 08/15/28	1,000,000	985,260
City of Waterbury, Pension Funding, General Obligation Unlimited, 7.09%, 12/01/38	500,000	480,360

		1,465,620

See accompanying notes to financial statements.

6 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
District of Columbia 1.24%
Washington Metropolitan Area Transit Authority, Transit Improvements Revenue Bonds, Series B, Callable 07/01/19 @ 100 (OID), 7.00%, 07/01/34	$500,000	$498,820

Florida 8.29%
City of Miami, Refunding Revenue Bonds (OID), 6.75%, 12/01/18	1,000,000	993,290
City of Miami, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 7.55%, 12/01/25	465,000	452,831
City of Orlando, Refunding Revenue Bonds, Series C, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	249,160
City of Orlando, Refunding Revenue Bonds, Series C, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	415,515
County of Miami-Dade, Recreational Facilities Improvements Revenue Bonds, Series D (Assured Guaranty), 7.08%, 10/01/29	250,000	242,305
County of Miami-Dade, Transit Improvements Revenue Bonds, Series B, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	985,140

		3,338,241
Illinois 1.96%
Chicago Transit Authority, Pension Funding Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	371,623
State of Illinois, Pension Funding General Obligation Unlimited, 5.10%, 06/01/33	500,000	416,950

		788,573
Kentucky 0.61%
Princeton Electric Plant Board, Electric Light & Power Improvements Revenue Bonds, Series B, Callable 11/01/19 @ 100, (Assured Guaranty) (OID), 7.00%, 11/01/42	250,000	245,865

Louisiana 1.39%
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements Revenue Bonds, Callable 02/01/20 @ 100 (Assured Guaranty), 7.20%, 02/01/42	570,000	558,782

Massachusetts 0.63%
City of Worcester, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	250,000	252,302

INCOME FUND | 7

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Michigan 7.98%
County of Oakland, Pension Funding, Certificate of Participation, Callable 04/01/14 @ 100 (OID), 6.25%, 04/01/26	$1,000,000	$971,130
Eastern Michigan University, University & College Improvements Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	248,187
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A (OID), 7.31%, 06/01/34	1,980,000	1,584,535
Milan Area Schools, School Improvements, General Obligation Unlimited, Callable 05/01/19 @ 100 (Q-SBLF) (OID), 7.10%, 05/01/34	400,000	409,236

		3,213,088
Mississippi 1.26%
Mississippi Development Bank Special Obligation, Highway Improvements Revenue Bonds, Series B, 6.59%, 01/01/35	500,000	505,655

Missouri 2.41%
Missouri Joint Municipal Electric Utility Commission, Electric Light & Power Improvements Revenue Bonds,, 7.73%, 01/01/39	975,000	970,437

Nevada 1.78%
City of Las Vegas, Public Improvements Certificate of Participation, Callable 09/01/19 @ 100 (OID), 7.80%, 09/01/39	200,000	198,142
County of Clark, Public Improvements, General Obligation Limited, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	500,000	518,760

		716,902
New Jersey 4.06%
Hoboken Municipal Hospital Authority, Refunding Revenue Bonds (FSA) (OID), 7.62%, 01/01/29	500,000	501,925
New Jersey Economic Development Authority, Housing Revenue Bonds, Series A2, (XLCA), 6.31%, 07/01/26	750,000	641,670
South Jersey Transportation Authority, Highway Improvements Revenue Bonds, Series A (OID), 7.00%, 11/01/38	500,000	490,080

		1,633,675
New York 10.23%
Battery Park City Authority, Public Improvements Revenue Bonds, Callable 11/01/19 @ 100, 6.38%, 11/01/39	250,000	246,610

8 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
New York (cont.)
City of New York, Public Improvements General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	$1,000,000	$983,900
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, 7.34%, 11/15/39	425,000	473,981
New York City Housing Development Corp., State Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,000,000	1,920,420
New York Municipal Bond Bank Agency, Public Improvements Revenue Bonds, Callable 12/15/19 @ 100 (GO OF BOND BANK), 6.88%, 12/15/34	500,000	491,145

		4,116,056
Ohio 1.81%
American Municipal Power-Ohio Inc., Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	481,250
State of Ohio, Public Improvements Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	246,515

		727,765
Oklahoma 1.19%
Bryan County Independent School District No. 72 Durant, School Improvements, Certificate of Participation, Callable 12/01/19 @ 102 (OID), 6.80%, 12/01/33	500,000	479,170

Pennsylvania 3.17%
Mount Union Area School District, School Improvements, General Obligation Limited, Callable 08/01/19 @ 100, (State Aid Withholding) (OID), 6.88%, 02/01/36	1,000,000	986,220
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	289,017

		1,275,237
Texas 5.96%
City of Houston, Refunding Notes, General Obligation Unlimited, Series B, Callable 03/01/19 @ 100, 6.09%, 03/01/29	250,000	244,943
County of Bexar, Public Improvements, General Obligation Limited, Series C, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	505,140
County of Galveston, Public Improvements, General Obligation Unlimited, Series A, Callable 02/01/19 @ 100, 6.21%, 02/01/29	700,000	683,543

INCOME FUND | 9

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Texas (cont.)
Dallas Convention Center Hotel Development Corp., Public Improvements Revenue Bonds, 7.09%, 01/01/42	$1,000,000	$966,690

		2,400,316
Utah 1.25%
Central Weber Sewer Improvement District, Sewer Improvements Revenue Bonds, Series B, Callable 03/01/19 @ 100, (Assured Guaranty) (OID), 6.38%, 03/01/34	500,000	502,010

Virginia 7.84%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/12 @ 100 (OID), 6.71%, 06/01/46	4,365,000	3,154,280

West Virginia 0.82%
Tobacco Settlement Finance Authority of West Virginia, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	415,000	332,004

Wisconsin 1.93%
City of Cudahy, Public Improvements, General Obligation Unlimited, Series A, Callable 10/01/18 @ 100, 5.40%, 10/01/23	135,000	128,450
City of Cudahy, Public Improvements, General Obligation Unlimited, Series A, Callable 10/01/18 @ 100, 5.50%, 10/01/24	145,000	137,686
City of Cudahy, Public Improvements, General Obligation Unlimited, Series A, Callable 10/01/18 @ 100, 5.60%, 10/01/25	145,000	137,857
City of Cudahy, Public Improvements, General Obligation Unlimited, Series A, Callable 10/01/18 @ 100, 5.70%, 10/01/26	140,000	133,599
City of Cudahy, Public Improvements, General Obligation Unlimited, Series A, Callable 10/01/18 @ 100, 5.80%, 10/01/27	130,000	124,036
City of Cudahy, Public Improvements, General Obligation Unlimited, Series A, Callable 10/01/18 @ 100, 5.90%, 10/01/28	120,000	114,624

		776,252

Total Municipal Bonds
(Cost $30,258,034)		30,587,934

10 | SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2009

	Principal Amount	Market Value
Corporate Bonds 6.12%
Alcoa, Inc., 5.55%, 02/01/17	$250,000	$248,936
Alcoa, Inc., 6.75%, 07/15/18	500,000	510,856
Altria Group, Inc., 9.25%, 08/06/19	250,000	305,165
General Electric Capital Corp., 6.15%, 08/07/37	150,000	142,103
International Paper Co., 9.38%, 05/15/19	500,000	615,592
Liberty Property L.P., 6.63%, 10/01/17	355,000	344,775
Simon Property Group L.P. REIT, 10.35%, 04/01/19	150,000	188,708
UDR, Inc., 5.25%, 01/15/15	110,000	105,329

Total Corporate Bonds
(Cost $2,061,855)		2,461,464

	Shares
Preferred Stocks 12.16%
Financials 12.16%
Equity Residential REIT Series N 6.48%	11,200	$252,224
Kimco Realty Corp. REIT Series F 6.65%	12,000	265,200
Kimco Realty Corp. REIT Series G 7.75%	17,900	439,445
Public Storage REIT Series C 6.60%	5,825	131,703
Public Storage REIT Series H 6.95%	10,000	238,000
Public Storage REIT Series M 6.63%	9,424	219,485
Regency Centers Corp. REIT Series C 7.45%	45,200	1,058,132
Regency Centers Corp. REIT Series D 7.25%	6,496	149,473
Regency Centers Corp. REIT Series E 6.70%	15,000	326,550
Vornado Realty Trust REIT Series E 7.00%	2,371	55,268
Vornado Realty Trust REIT Series F 6.75%	14,300	313,027
Vornado Realty Trust REIT Series G 6.63%	62,775	1,359,079
Vornado Realty Trust REIT Series I 6.63%	4,000	88,160

Total Preferred Stocks
(Cost $4,189,882)		4,895,746

Total Investments — 96.63%
(Cost $37,332,626*)		38,885,167
Cash and Other Assets Net of Liabilities — 3.37%		1,356,810

NET ASSETS — 100.00%		$40,241,977

AGM	-	Assured Guaranty Municipal
FSA	-	Financial Security Assurance
GO	-	General Obligation
OID	-	Original Issue Discount
Q-SBLF	-	Qualified School Bond Loan Fund
REIT	-	Real Estate Investment Trust
XLCA	-	Insured by XL Capital Assurance

*	The aggregate cost for federal income tax purposes is $37,332,626, and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,021,409
Gross unrealized depreciation	(468,868)

Net unrealized appreciation	$1,552,541

INCOME FUND | 11

STATEMENT OF ASSETS AND LIABILITIES  |  DECEMBER 31, 2009

ASSETS
Investments in securities at value (cost $37,332,626) (Note 1)	$38,885,167
Cash	349,616
Receivable for Fund shares sold	604,669
Dividends and interest receivable	587,260
Prepaid expenses	11,716

TOTAL ASSETS	40,438,428

LIABILITIES
Payable for Fund shares redeemed	82,723
Payable for investment advisory fees	8,002
Payable for audit fees	15,500
Payable for distributions to shareholders	47,593
Payable for distribution fees (Note 3)	8,119
Other accrued expenses	34,514

TOTAL LIABILITIES	196,451

NET ASSETS	$40,241,977

Net assets applicable to 3,777,421 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$40,241,977

Net asset value and redemption price per share ($40,241,977 ÷ 3,777,421 shares)	$10.65

Maximum offering price per share ($10.65 ÷ 0.9525)	$11.18

SOURCE OF NET ASSETS
As of December 31, 2009, net assets consisted of: Paid-in capital	$38,688,200
Undistributed net investment income	1,236
Net unrealized appreciation on investments	1,552,541

NET ASSETS	$40,241,977

See accompanying notes to financial statements.

12 | SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009*
INVESTMENT INCOME
Dividends	$208,737
Interest	1,295,377

TOTAL INVESTMENT INCOME	1,504,114
EXPENSES
Investment Advisory fees (Note 3)	103,750
Distribution fees (Note 3)	43,229
Accounting and Administration fees	65,136
Auditing fees	15,500
Chief Compliance Officer salary (Note 3)	1,576
Custodian fees	9,167
Directors’ fees	2,246
Insurance expense	914
Legal fees	10,947
Printing expense	19,561
Registration fees	2,734
Transfer Agent fees	39,788
Other expenses	677

TOTAL EXPENSES	315,225
Fees waived and reimbursed by Adviser (Note 3)	(140,957)

NET EXPENSES	174,268

NET INVESTMENT INCOME	1,329,846
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	321,047
Net change in unrealized appreciation of investments	1,552,541
Net realized and unrealized gain on investments	1,873,588

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,203,434

*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

INCOME FUND | 13

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2009*
OPERATIONS
Net investment income	$1,329,846
Net realized gain from investment transactions	321,047
Net change in unrealized appreciation of investments	1,552,541

Net increase in net assets resulting from operations	3,203,434
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(1,348,803)
Distributions from realized gains	(300,854)

Total distributions to shareholders	(1,649,657)
CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	39,569,102
Shares issued from reinvestment of distributions	1,025,284
Shares redeemed	(1,906,186)
Increase in net assets derived from capital share transactions (a)	38,688,200

Total increase in net assets	40,241,977
NET ASSETS
Beginning of period	—

End of period	$40,241,977
Undistributed net investment income	$1,236
(a) Transactions in capital stock were:
Shares sold	3,857,982
Shares issued from reinvestment of distributions	97,334
Shares redeemed	(177,895)

Increase in shares outstanding	3,777,421

*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

14 | SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the Year Ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.81 [1]
Net realized and unrealized gain on investments	0.80

Total from investment operations	1.61
Less Distributions:
Distributions from net investment income	(0.88)
Distributions from capital gains	(0.08)

Total distributions	(0.96)
Net Asset Value, End of Period	$10.65
Total Return[2]	17.10%
Ratios/Supplemental Data
Net assets, end of period (000)	$40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.82%
After expense reimbursement or recapture	1.01%
Ratio of net investment income to average net assets	7.69%
Portfolio turnover	29.21%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

INCOME FUND | 15

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2009

Note 1 – Significant Accounting Policies

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various are used in determining the fair value of investments which are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

16 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The summary of inputs used to value the Fund’s net assets as of December 31, 2009 is as follows:

Income Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments in Securities:
Preferred Stock	$4,895,746	$—	$—	$4,895,746
Corporate debt securities	—	2,461,464	—	2,461,464
Debt securities issued by States of the United States and political subdivisions of states	—	30,587,934	—	30,587,934
Collateralized debt obligations	—	940,023	—	940,023

Total	$4,895,746	$33,989,421	$—	$38,885,167

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

INCOME FUND | 17

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2009, excluding short-term investments, were $41,776,307 and $4,995,734, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2009 were $103,750.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2010. The Adviser voluntarily agreed to waive .60% of advisory fees through June 30, 2009. For the year ended December 31, 2009, the Adviser reimbursed the Fund $140,957.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2009 was $125,017, expiring in 2012.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2009, fees paid to the Distributor under the Plan were $43,229.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2009, sales charges received by the Distributor. were $1,912,407. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2009, the Fund was allocated $1,576 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

18 | SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2009	$1,630,700	$0	$18,957	$1,649,657

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2009, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Accumulated Net Investment Income	$1,236
Capital Loss Carryforward	—
Deferred Post-October Losses	—
Unrealized appreciation	1,552,541

Total Distributable Earnings	$1,553,777

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

INCOME FUND | 19

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2009

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2009, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$0
Undistributed Net Investment Income	20,193
Accumulated Net Realized (Loss)	(20,193)

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Long-Term Capital Gain Dividends

The fund designates $18,957 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2009.

20 | SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Spirit of America Investment Fund, Inc. and the Shareholders of

Spirit of America Income Fund

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Income Fund as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2010

INCOME FUND | 21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT  |  DECEMBER 31, 2009

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 11, 2009, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (ix) the Form ADV of the Adviser; and (x) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xi) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

22 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors were provided with the opportunity to meet with Independent Counsel, in executive session, outside the presence of Company management and participate in a question and answer session with the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

INCOME FUND | 23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

24 | SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2009

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. In considering the renewal of the Investment Advisory Agreement, the Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Director gave the weight to each factor that he deemed appropriate in his own judgment. The Board considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Board also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

INCOME FUND | 25

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, Address and (Age) Position(s) with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS

David Lerner[2] (73) 477 Jericho Turnpike Syosset, New York 11791 Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer; President, Spirit of America Management Corp., the Company’s investment adviser; and Chief Executive Officer and President of David Lerner Associates, Inc., the Company’s Distributor.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[2] (48) 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000. Previously: Broker with Prudential Securities from February 2000 to July 2000; Broker with Bear Stearns from January 1999 to May 1999.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

Allen Kaufman (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (73) c/o 477 Jericho Turnpike Syosset, New York 11791 Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS

David Lerner President (see biography above)

Alan P. Chodosh (56) 477 Jericho Turnpike Syosset, New York 11791 Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (49) 477 Jericho Turnpike Syosset, New York 11791 Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	Each Director serves for an indefinite term, until his successor is elected.
2	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

26 | SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2009, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th floor

Philadelphia, PA 19153

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America                     SOAIF-AR09

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics - filed herewith as an exhibit under 12(a)(1).

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert”; as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended December 31, 2008 and December 31, 2009 are $47,700 and $66,000, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended December 31, 2008 and December 31, 2009 are $0 and $0, respectively.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended December 31, 2008 and December 31, 2009 are $0 and $0, respectively.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years ended December 31, 2008 and December 31, 2009 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2008 and December 31, 2009 are $0 and $0, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Financial Officer Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)*	/s/ DAVID LERNER
David Lerner, Principal Executive Officer (principal executive officer)
Date 2/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ DAVID LERNER
David Lerner, Principal Executive Officer (principal executive officer)

Date 2/23/10

By (Signature and Title)*	/s/ ALAN P. CHODOSH
Alan P. Chodosh, Principal Financial Officer (principal financial officer)

Date 2/23/10

*	Print the name and title of each signing officer under his or her signature.